                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                   Phil Frohlich

Address:                                c/o Prescrott Group Capital Management,
                                        L.L.C.
                                        1924 South Utica, Suite 1120
                                        Tulsa, OK 74104

Date of Event Requiring Statement:      4/17/19